                                  AGREEMENT

     AGREEMENT dated this 27th day of May, 1997 among MIL (Investments) S.A. ("MIL"), Nord Resources Corporation (the "Company"), Edgar F. Cruft ("Cruft), Terence H. Lang ("Lang") and W. Pierce Carson ("Carson").

     WHEREAS, Cruft has agreed to withdraw as full-time Chairman and Chief Executive Officer ("CEO") of the Company and its affiliate, Nord Pacific Ltd. ("NPL") and, nstead, become part-time Chairman of each and that Lang agree to restructure his position with the Company; and

     WHEREAS, Carson has agreed to become President and CEO of the Company and NPL; and

     WHEREAS, MIL, Cruft, Lang and Carson have all agreed that it is in the best interests of the Company that they cooperate in the restructuring of the management of the Company for the benefit of the Company;

     WHEREAS, MIL has agreed, as an inducement to (x) Cruft to reduce his position with the Company and become part-time Chairman, (y) Lang to restructure his position with the Company and (z) Carson to become President and CEO, to be bound to vote its shares in the Company to effectuate the terms of the Cruft Agreement, Lang Agreement and Carson Agreement should shareholder approval of any portion thereof be required by any relevant statute, stock exchange or regulatory body;

     WHEREAS, Cruft, Lang and Carson, as a result thereof, respectively have agreed to the terms of a Continuation of Employment Agreement between Cruft and the Company ("Cruft Agreement"), a copy of which is attached hereto as Exhibit A, and a Continuation of Employment Agreement between Lang and the Company ("Lang Agreement"), a copy of which is attached hereto as Exhibit B, and an Employment Agreement between Carson and the Company ("Carson Agreement"), a copy of which is attached hereto as Exhibit C, each of even date herewith; and

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

     1) Cruft, Lang and Carson each agrees to enter into their respective agreements with the Company.

     2) MIL agrees to vote its shares at all meetings and in all certificates of action of the shareholders of the Company to effectuate each and every term of the Cruft Agreement, Lang Agreement and Carson Agreement, in each case in the form attached hereto without modification or amendment, should shareholder approval of any portion thereto be required by any relevant statute, stock exchange or regulatory body.

                                   MIL (INVESTMENTS) S.A.

                                   BY:
                                       -------------------------------

                                   BY:
                                       -------------------------------

                                   NORD RESOURCES CORPORATION

                                   BY:
                                       -------------------------------


                                   -----------------------------------
                                               EDGAR F. CRUFT

                                   -----------------------------------
                                              TERENCE H. LANG

                                          /S/  W. Pierce Carson
                                   -----------------------------------
                                              W. PIERCE CARSON

73067.2

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